Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
Current income tax expense represents the amounts expected to be reported on the Company’s income tax returns, and deferred tax expense or benefit represents the change in net deferred tax assets and liabilities. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates that will be in effect when these differences reverse. Valuation allowances are recorded as appropriate to reduce deferred tax assets to the amount considered likely to be realized.
On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the “Tax Act”). The legislation significantly changes U.S. tax law by, among other things, lowering corporate income tax rates, implementing a territorial tax system and imposing a repatriation tax on deemed repatriated earnings of foreign subsidiaries. The Tax Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.
The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% under the Tax Act, the Company revalued its ending net deferred tax liabilities at December 31, 2017 and recognized a provisional $16.7 million tax benefit in the Company’s consolidated statement of income for the year ended December 31, 2017.
The Tax Act provided for a one-time deemed mandatory repatriation of post-1986 undistributed foreign subsidiary earnings and profits (“E&P”) through the year ended December 31, 2017. The Company had an estimated $623.8 million of undistributed foreign E&P subject to the deemed mandatory repatriation and recognized a provisional $76.5 million of income tax expense in the Company’s consolidated financial statements.
As a result of the one-time deemed mandatory repatriation, the Company estimated the deemed foreign paid income tax credit (“FTC”) previously paid allocable to the repatriated foreign source income of $134.9 million. These income taxes were required to be reduced in the same proportion as the foreign source income generating the deemed income taxes paid as required under the Tax Act, resulting in a net provisional deemed income tax paid of $47.3 million. In addition, $0.3 million of withholding taxes incurred during the period was creditable. As such, the Company is eligible to claim a foreign tax credit relating to the foreign source income that generated the deemed income taxes paid and, accordingly, estimated a provisional $47.6 million as a deferred tax asset generated at 2017 year-end.
The provisional FTC of $47.6 million generated in 2017 was not fully utilized due to adjustments required to be made against the foreign source income which limited the amount of the overall FTC utilization to a provisional amount of $13.6 million in 2017.  After the utilization of a net operating loss carry forward, general business credits and $13.6 million of foreign tax credits, the Company expects to pay additional U.S. federal cash tax of approximately $6.9 million on the deemed mandatory repatriation, payable over eight years.
As the Company does not expect future earnings of the appropriate character of taxable income which would allow it to utilize its FTC balance in future tax years, in addition to other required adjustments which reduce the amount of future foreign source income available to be offset by a FTC, a valuation allowance was established on the remaining provisional $34.0 million FTC.
While the Tax Reform Act provides for a modified territorial tax system, beginning in 2018, it includes two new U.S. tax base erosion provisions, the global intangible low-taxed income (“GILTI”) provisions and the base-erosion and anti-abuse tax (“BEAT”) provisions.
The GILTI provisions require the Company to include in its U.S. income tax return foreign subsidiary earnings in excess of an allowable return on the foreign subsidiary’s tangible assets. The BEAT provisions in the Tax Act eliminate the deduction of certain base-erosion payments made to related foreign corporations, and impose a minimum tax if greater than regular tax.
Because of the complexity of the new GILTI tax rules, the Company is continuing to evaluate the provision of the Tax Act and the application of ASC 740. Under U.S. GAAP, the Company is allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into a Company’s measurement of its deferred taxes (the “deferred method”). The Company’s selection of an accounting policy with respect to the new GILTI tax rules will depend, in part, on analyzing our global income to determine whether we expect to have future US inclusions in taxable income related to GILTI depends not only the Company’s current structure and estimated future results of global operations but also the Company’s intent and ability to reasonably estimate the effect of this provision of the Tax Act. Therefore, the Company has not made any adjustments related to potential GILTI tax in its financial statements and has not yet made an accounting policy election regarding whether to record deferred or current taxes related to GILTI.
Furthermore, the Company does not expect it will be subject to BEAT until 2018 and therefore has not included any tax impacts of BEAT in its consolidated financial statements for the year ended December 31, 2017.
On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. The Company has recognized the provisional tax impacts related to deemed repatriated earnings and the revaluation of deferred tax assets and liabilities and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts, possibly materially, due to, among other things, additional analysis, changes in interpretations and assumptions the Company has made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the Tax Act. The accounting is expected to be complete within the measurement period of one year from December 22, 2017.
For financial reporting purposes, income (loss) before income taxes includes the following components:

	Year ended December 31,
(in millions)	2017	2016	2015
Income (loss) before income taxes
United States	$1.5	$(131.3)	$(13.0)
Foreign	167.3	51.7	39.7
Total income (loss) before income taxes	$168.8	$(79.6)	$26.7

The expense (benefit) for income taxes is summarized as follows:

	Year ended December 31,
(in millions)	2017	2016	2015
Current:
Federal	$6.8	$(0.1)	$0.6
State	2.0	0.1	2.5
Foreign	28.5	20.4	14.5
Total current	$37.3	$20.4	$17.6
Deferred:
Federal	26.5	(15.1)	(12.3)
State	—	(3.0)	1.7
Foreign	(14.8)	(13.5)	3.2
Total deferred	$11.7	$(31.6)	$(7.4)
Total income tax expense (benefit)	$49.0	$(11.2)	$10.2

The reconciliation between the US statutory tax rate and the Company’s effective tax rate is presented as follows:

	Year ended December 31,
(in millions)	2017	2016	2015
US federal statutory income tax expense (benefit) applied to income (loss) before income taxes	$59.1	$(27.8)	$9.3
State income taxes, net of federal benefit	1.4	(2.9)	3.3
Foreign tax rate differential	(18.0)	(5.8)	(6.5)
Non-taxable interest income	(11.4)	(10.8)	(14.1)
Valuation allowance, net	(18.1)	(24.7)	(9.0)
Expiration of tax attributes	0.1	4.4	8.1
Foreign losses not benefited	0.7	8.0	7.5
Effect of flow-through entities	8.9	(9.0)	4.2
Net share-based compensation	(3.7)	1.7	3.5
Non-deductible expense	3.5	3.4	3.5
Unrecognized tax benefits	(1.7)	(1.4)	(2.5)
Adjustment to prior year tax due to changes in estimates	(0.5)	0.3	1.6
Change in statutory income tax rates	(17.5)	2.7	1.1
Deemed dividends from foreign subsidiaries	17.6	1.4	0.6
Non-deductible interest expense	0.1	2.6	0.5
Withholding and other taxes based on income	0.5	0.5	0.5
Contingent consideration	(0.3)	—	—
Foreign exchange rate remeasurement	0.3	(1.0)	(0.4)
Revaluation due to Section 987 tax law change	—	45.0	—
One-time repatriation tax	76.5	—	—
Foreign Tax Credit	(47.6)	—	—
Other	(0.9)	2.2	(1.0)
Total income tax expense (benefit)	$49.0	$(11.2)	$10.2

The consolidated deferred tax assets and liabilities are detailed as follows:

	December 31,
(in millions)	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$68.6	$124.1
Environmental reserves	25.3	40.2
Interest	35.7	93.8
Tax credit and capital loss carryforwards	37.2	4.5
Pension	68.2	105.4
Flow-through entities	2.5	15.6
Stock options	5.7	11.4
Inventory	4.2	8.7
Other temporary differences	26.4	17.8
Gross deferred tax assets	$273.8	$421.5
Valuation allowance	(117.2)	(167.9)
Deferred tax assets, net of valuation allowance	$156.6	$253.6
Deferred tax liabilities:
Property, plant and equipment, net	(98.7)	(165.2)
Intangible assets	(64.6)	(85.3)
Other temporary differences	(5.9)	(2.1)
Deferred tax liabilities	$(169.2)	$(252.6)
Net deferred tax (liability) asset	$(12.6)	$1.0

The changes in the valuation allowance were as follows:

	December 31,
(in millions)	2017	2016
Beginning balance	$167.9	$193.0
Change related to current foreign net operating losses	0.7	5.3
Change related to utilization of net operating loss carryforwards	(30.1)	(20.6)
Change related to generation/expiration of tax attributes	29.9	(4.5)
Change related to foreign currency	7.1	(4.6)
Change related to utilization of deferred interest expense	(26.3)	—
Change related to tax rate change	(31.6)	—
Change related to other items	(0.4)	(0.7)
Ending balance	$117.2	$167.9

As of December 31, 2017, the total remaining tax benefit of available federal, state and foreign net operating loss carryforwards recognized on the balance sheet amounted to $32.9 million (tax benefit of operating losses of $68.6 million reduced by a valuation allowance of $35.7 million). Total net operating losses at December 31, 2017 and 2016 amounted to $261.9 million and $415.1 million, respectively. If not utilized, $75.7 million of the available loss carryforwards will expire between 2018 and 2022; subsequent to 2022, $0.2 million will expire. The remaining losses of $186.0 million have an unlimited life.

As the result of the Tax Act, the Company generated $47.6 million of foreign tax credit, $13.6 million of which is currently utilized and a valuation allowance was established on the remaining $34.0 million.
Difference attributable to foreign investments

As a result of the deemed mandatory repatriation provisions in the Tax Act, the Company included an estimated $623.8 million of undistributed earnings in income subject to U.S. tax at reduced tax rates. The Company does not intend to distribute earnings in a taxable manner, and therefore intends to limit distributions to earnings previously taxed in the U.S., or earnings that would qualify for the 100 percent dividends received deduction provided for in the Tax Act, and earnings that would not result in any significant foreign taxes. The Company will not recognize a deferred tax liability on its investment in foreign subsidiaries and continues to represent that all of its future earnings and the outside basis differences on investments from the foreign subsidiaries are permanently reinvested outside of the US.
The changes in unrecognized tax benefits included in other long-term liabilities, excluding interest and penalties, are as follows:

	Year ended December 31,
(in millions)	2017	2016
Beginning balance	$4.3	$5.2
Increase for tax positions of prior years	—	0.4
Reductions due to the statute of limitations expiration	(1.5)	(1.3)
Foreign exchange	0.3	—
Ending balance	$3.1	$4.3

The Company’s unrecognized tax benefit consists largely of foreign interest expense liabilities as of December 31, 2017. The Company believes that it is reasonably possible that approximately $1.7 million of its currently remaining unrecognized tax benefits may be recognized by the end of 2018 as a result of an audit or a lapse of the statute of limitations.
The Company has net $3.1 million and $4.3 million of unrecognized tax benefits at December 31, 2017 and 2016, respectively. As of December 31, 2017, the total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate for continuing and discontinued operations was $3.1 million. No remaining unrecognized tax benefits relate to tax positions for which ultimate deductibility is highly certain, but for which there is uncertainty as to the timing of such deductibility. Recognition of these tax benefits, if any, would not have an impact on the effective tax rate.
The total liability included in other long-term liabilities associated with the interest and penalties was $0.4 million and $0.3 million at December 31, 2017 and 2016, respectively. The Company recorded $0.4 million, $0.3 million and $(0.6) million in interest expense related to unrecognized tax benefits in the consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company files income tax returns in the US and various state and foreign jurisdictions. As of December 31, 2017, the Company is subject to various local or foreign examinations by the tax authorities.
In 2007, the outstanding shares of Univar N.V., the ultimate public company parent of the Univar group at that time, were acquired by investment funds advised by CVC. To facilitate the acquisition and leveraged financing of Univar N.V. by CVC, a restructuring of some of the companies in the Univar group, including its Canadian operating company, was completed (the “Restructuring”). The Canada Revenue Agency (“CRA”) issued a Notice of Assessment, asserting the General Anti-Avoidance Rule (“GAAR”) against the Company’s subsidiary Univar Holdco Canada ULC (“Univar Holdco”) for withholding tax of $29.4 million (Canadian), relating to this Restructuring. Univar Holdco appealed the assessment, and the matter was litigated in the Tax Court of Canada in June 2015. On June 22, 2016, the Tax Court of Canada issued its judgment in favor of the CRA. The Company subsequently appealed the judgment and a trial in the Federal Court of Canada occurred on May 10, 2017.  On October 13, 2017, the Federal Court Appeals issued its judgment in favor of the Company, ruling that the Canadian restructuring was not subject to the GAAR, reversing the lower court’s decision. In September 2014, also relating to the Restructuring, the CRA issued the 2008 and 2009 Notice of Reassessments for federal corporate income tax liabilities of $11.9 million (Canadian) and $11.0 million (Canadian), respectively, and a departure tax liability of $9.0 million (Canadian). These Reassessments reflect the additional tax liability and interest relating to those tax years should the CRA be successful in its assertion of the GAAR relating to the Restructuring described above. See also “Canadian Assessment” under “Legal Proceedings” in Item 1 of this Current Report on Form 8-K.
The CRA did not pursue an appeal to the Supreme Court of Canada, and Notices of Reassessment to zero were issued by the CRA on the 2007 GAAR matter, as well as the 2008 and 2009 matters relating to the Restructuring. The previously issued Letters of Credit on both assessments were canceled by the Company. The matters are now final and closed.